UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 3, 2005

The Shaw Group Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Louisiana	1-12227	72-1106167
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4171 Essen Lane, Baton Rouge, Louisiana		70809
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	225-932-2500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

The Shaw Group Inc., a Louisiana corporation, (the "Company"), entered into Amendment No. 1 dated October 3, 2005, (the "Amendment"), to that certain Credit Agreement dated April 25, 2005, among the Company, as borrower; BNP Paribas, as administrative agent; BNP Paribas Securities Corp., as joint lead arranger and sole bookrunner; Bank of Montreal, as joint lead arranger; Credit Suisse First Boston, acting through its Cayman branch, as co-syndication agent; UBS Securities LLC, as co-syndication agent; and the other lenders signatory thereto (previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed April 28, 2005) (the "Credit Agreement," and, together with the Amendment, the "Amended Credit Agreement").

The Amendment amends (i) the Credit Agreement by, among other things, increasing the revolving credit facility from $450,000,000 to $550,000,000, and (ii) the Security Agreement (as defined in the Credit Agreement) by updating the language of the preamble of the Security Agreement to reflect the increase in the revolving credit facility. The Amended Credit Agreement expires and is repayable in full on April 25, 2010.

The Company and certain of its subsidiaries are still guarantors of the Company’s obligations under the Amended Credit Agreement pursuant to the Security Agreement, as amended by the Amendment.

A copy of the Amendment is filed herewith as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits. The following exhibit is filed as an Exhibit to this Current Report on Form 8-K.

10.1 Amendment No. 1 dated October 3, 2005, among the Company, as borrower; the subsidiaries of the Company signatories thereto, as guarantors; BNP Paribas, as administrative agent; BNP Paribas Securities Corp., as joint lead arranger and sole bookrunner; Bank of Montreal, as joint lead arranger; Credit Suisse First Boston, acting through its Cayman branch, as co-syndication agent; UBS Securities LLC, as co-syndication agent; and the other lenders signatory thereto.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Shaw Group Inc.

October 4, 2005	By:	Gary P. Graphia

Name: Gary P. Graphia
Title: Secretary and General Counsel

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Exhibit Index

Exhibit No.	Description

10.1	Amendment No. 1 dated October 3, 2005 among the Company, as borrower; the Company's subsidiaries signatories thereto, as guarantors; BNP Paribas, as administrative agent; BNP Paribas Securities Corp., as joint lead arranger and sole bookrunner; Bank of Montreal, as joint lead arranger; Credit Suisse First Boston, acting through its Cayman branch, as co-syndication agent; UBS Securities LLC, as co-syndication agent; and the other lenders signatory thereto.